EXHIBIT 99.2

LA-Z-BOY INCORPORATED
CONSOLIDATED STATEMENT OF OPERATIONS

	Unaudited For the Quarter Ended		Unaudited For the Year Ended
(Amounts in thousands, except per share data)	4/25/2009 (13 weeks)	4/26/2008 (13 weeks)	4/25/2009 (52 weeks)	4/26/2008 (52 weeks)
Sales	$284,498	$368,030	$1,226,674	$1,450,941
Cost of sales
Cost of goods sold	192,937	260,777	$878,089	1,051,656
Restructuring	123	2,610	9,818	5,057
Total cost of sales	193,060	263,387	887,907	1,056,713
Gross profit	91,438	104,643	338,767	394,228
Selling, general and administrative	87,140	102,192	375,011	399,470
Restructuring	433	632	2,642	3,078
Write-down of long-lived assets	467	—	7,503	—
Write-down of intangibles	—	2,617	47,677	8,426
Operating income (loss)	3,398	(798)	(94,066)	(16,746)
Interest expense	1,049	7,534	5,581	13,899
Income from Continued Dumping and Subsidy Offset Act, net	—	—	8,124	7,147
Interest income	619	575	2,504	3,614
Other income (expense), net	(23)	691	(7,998)	5,393
Income (loss) from continuing operations before income taxes	2,945	(7,066)	(97,017)	(14,491)
Income tax (benefit) expense	(2,378)	(2,595)	24,330	(6,954)
Income (loss) from continuing operations	5,323	(4,471)	(121,347)	(7,537)
Income (loss) from discontinued operations (net of tax)	—	50	—	(6,000)
Net income (loss)	$5,323	$(4,421)	$(121,347)	$(13,537)

Basic average shares	52,035	51,425	51,460	51,408

Basic income (loss) from continuing operations per share	$0.10	$(0.09)	$(2.36)	$(0.15)
Discontinued operations per share (net of tax)	—	—	—	(0.11)
Basic net income (loss) per share	$0.10	$(0.09)	$(2.36)	$(0.26)

Diluted average shares	52,035	51,425	51,460	51,408

Diluted income (loss) from continuing operations per share	$0.10	$(0.09)	$(2.36)	$(0.15)
Discontinued operations per share (net of tax)	—	—	—	(0.11)
Diluted net income (loss) per share	$0.10	$(0.09)	$(2.36)	$(0.26)

Dividends paid per share	$—	$0.04	$0.10	$0.40

LA-Z-BOY INCORPORATED
CONSOLIDATED BALANCE SHEET

	As of
(Amounts in thousands, except par value)	4/25/2009	4/26/2008
Current assets
Cash and equivalents	$17,364	$14,476
Restricted cash	18,713	506
Receivables, net of allowance of $28,385 in 2009 and $17,942 in 2008	147,858	200,422
Inventories, net	140,178	178,361
Deferred income taxes – current	795	12,398
Other current assets	22,872	21,325
Total current assets	347,780	427,488
Property, plant and equipment, net	150,234	171,001
Deferred income taxes – long term	—	26,922
Goodwill	—	47,233
Trade names	3,100	9,006
Other long-term assets, net of allowance of $4,309 in 2009 and $2,801 in 2008	51,431	87,220
Total assets	$552,545	$768,870

Current liabilities
Current portion of long-term debt	$8,724	$4,792
Accounts payable	41,571	56,421
Accrued expenses and other current liabilities	75,733	102,700
Total current liabilities	126,028	163,913
Long-term debt	52,148	99,578
Deferred income taxes	724	—
Other long-term liabilities	67,912	54,783
Contingencies and commitments	—	—
Shareholders' equity
Common shares, $1 par value – 150,000 authorized; 51,478 outstanding in 2009 and 51,428 outstanding in 2008	51,478	51,428
Capital in excess of par value	205,945	209,388
Retained earnings	70,769	190,215
Accumulated other comprehensive (loss)	(22,459)	(435)
Total shareholders' equity	305,733	450,596
Total liabilities and shareholders' equity	$552,545	$768,870

LA-Z-BOY INCORPORATED
CONSOLIDATED STATEMENT OF CASH FLOWS

	Unaudited Quarter Ended		Unaudited Year Ended
(Amounts in thousands)	4/25/2009	4/26/2008	4/25/2009	4/26/2008
Cash flows from operating activities
Net income (loss)	$5,323	$(4,421)	$(121,347)	$(13,537)
Adjustments to reconcile net income (loss) to cash provided by operating activities
(Gain) loss on sale of assets	(106)	270	(2,813)	270
Write-down of investments	—	—	5,140	—
Write-down of intangibles	—	2,617	47,677	8,426
Write-down of long-lived assets	467		7,503	—
Write-down of assets from businesses held for sale (net of tax)	—	—	—	2,159
(Gain) loss on sale of discontinued operations (net of tax)	—	(198)	—	3,696
Restructuring	556	3,242	12,460	8,135
Provision for doubtful accounts	6,815	2,177	25,254	8,550
Depreciation and amortization	5,709	6,190	23,479	24,696
Stock-based compensation expense	952	1,362	3,819	4,527
Change in receivables	3,909	11,715	27,223	20,956
Change in inventories	29,615	5,574	36,995	23,471
Change in payables	(8,120)	(5,287)	(14,544)	(10,394)
Change in other assets and liabilities	(12,076)	(7,038)	(37,961)	(25,689)
Change in deferred taxes	623	(3,557)	38,803	(6,027)
Total adjustments	28,344	17,067	173,035	62,776
Net cash provided by operating activities	33,667	12,646	51,688	49,239

Cash flows from investing activities
Proceeds from disposals of assets	1,229	1,023	9,060	8,761
Proceeds from sale of discontinued operations	—	—	—	4,169
Capital expenditures	(1,546)	(6,548)	(15,625)	(27,386)
Purchases of investments	(735)	(5,485)	(11,330)	(34,562)
Proceeds from sales of investments	12,794	5,338	34,675	35,580
Change in restricted cash	(10,543)	1,321	(18,207)	160
Change in other long-term assets	(235)	(2,791)	(581)	(705)
Net cash provided by (used for) investing activities	964	(7,142)	(2,008)	(13,983)

Cash flows from financing activities
Proceeds from debt	336	92,470	50,794	93,861
Payments on debt	(28,100)	(142,578)	(92,139)	(144,790)
Stock issued/(canceled) for stock and employee benefit plans	—	(140)	—	(269)
Dividends paid	11	(2,076)	(5,177)	(20,746)
Net cash used for financing activities	(27,753)	(52,324)	(46,522)	(71,944)

Effect of exchange rate changes on cash and equivalents	(30)	(52)	(901)	109
Change in cash and equivalents	6,848	(46,872)	2,257	(36,579)
Cash acquired from consolidation of VIEs	—	—	631	—
Cash and equivalents at beginning of period	10,516	61,348	14,476	51,055
Cash and equivalents at end of period	$17,364	$14,476	$17,364	$14,476

LA-Z-BOY INCORPORATED
Segment Information

	Unaudited For the Quarter Ended		Unaudited For the Year Ended
	4/25/2009	4/26/2008	4/25/2009	4/26/2008
(Amounts in thousands)	(13 weeks)	(13 weeks)	(52 weeks)	(52 weeks)
Sales
Upholstery Group	$214,952	$277,458	$899,204	$1,084,418
Casegoods Group	39,290	48,770	178,000	213,896
Retail Group	38,430	48,902	160,838	190,180
VIEs/Eliminations	(8,174)	(7,100)	(11,368)	(37,553)
Consolidated	$284,498	$368,030	$1,226,674	$1,450,941

Operating income (loss)
Upholstery Group	$19,373	$22,961	$35,410	$70,332
Casegoods Group	(1,265)	1,752	554	10,151
Retail Group	(7,332)	(12,565)	(34,841)	(40,265)
Corporate and Other*	(6,355)	(7,087)	(27,549)	(40,403)
Restructuring	(556)	(3,242)	(12,460)	(8,135)
Long-lived asset write-down	(467)	—	(7,503)	—
Intangible write-down	—	(2,617)	(47,677)	(8,426)
Consolidated	$3,398	$(798)	$(94,066)	$(16,746)

* Variable Interest Entities ("VIEs") are included in corporate and other.

LA-Z-BOY INCORPORATED
Unaudited Quarterly Financial Data

(Dollar amounts in thousands, except per share data)	7/26/2008	10/25/2008	1/24/2009	4/25/2009
Fiscal Quarter Ended	(13 weeks)	(13 weeks)	(13 weeks)	(13 weeks)
Sales	$321,652	$331,948	$288,576	$284,498
Cost of sales
Cost of goods sold	235,115	242,681	207,356	192,937
Restructuring	5,795	2,236	1,664	123
Total cost of sales	240,910	244,917	209,020	193,060
Gross profit	80,742	87,031	79,556	91,438
Selling, general and administrative	91,837	101,942	94,092	87,140
Restructuring	781	687	741	433
Write-down of long-lived assets	—	—	7,036	467
Write-down of intangibles	1,292	408	45,977	—
Operating income (loss)	(13,168)	(16,006)	(68,290)	3,398
Interest expense	1,495	1,651	1,386	1,049
Income from Continued Dumping and Subsidy Offset Act, net	—	—	8,124	—
Interest income	932	630	323	619
Other income (expense), net	143	(685)	(7,433)	(23)
Pretax income (loss)	(13,588)	(17,712)	(68,662)	2,945
Income tax expense (benefit)	(5,044)	36,032	(4,280)	(2,378)
Net income (loss)	$(8,544)	$(53,744)	$(64,382)	$5,323

Diluted weighted average shares outstanding	51,428	51,458	51,475	52,035

Diluted net income (loss) per share	$(0.17)	$(1.04)	$(1.25)	$0.10

LA-Z-BOY INCORPORATED
Unaudited Quarterly Financial Data

(Dollar amounts in thousands, except per share data)	7/28/2007	10/27/2007	1/26/2008	4/26/2008
Fiscal Quarter Ended	(13 weeks)	(13 weeks)	(13 weeks)	(13 weeks)
Sales	$344,396	$365,434	$373,081	$368,030
Cost of sales
Cost of goods sold	259,143	266,658	265,078	260,777
Restructuring	2,561	518	(632)	2,610
Total cost of sales	261,704	267,176	264,446	263,387
Gross profit	82,692	98,258	108,635	104,643
Selling, general and administrative	94,508	98,098	104,672	102,192
Restructuring	1,120	449	877	632
Write-down of intangibles	—	5,809	—	2,617
Operating income (loss)	(12,936)	(6,098)	3,086	(798)
Interest expense	2,097	2,120	2,148	7,534
Income from Continued Dumping and Subsidy Offset Act, net	—	—	7,147	—
Interest income	882	1,023	1,134	575
Other income, net	566	351	3,785	691
Income (loss) from continuing operations before income taxes	(13,585)	(6,844)	13,004	(7,066)
Income tax expense (benefit)	(5,043)	(3,192)	3,876	(2,595)
Income (loss) from continuing operations	(8,542)	(3,652)	9,128	(4,471)
Income (loss) from discontinued operations (net of tax)	(152)	(6,282)	384	50
Net income (loss)	$(8,694)	$(9,934)	$9,512	$(4,421)

Diluted weighted average shares outstanding	51,380	51,410	51,590	51,425

Diluted income (loss) from continuing operations per share	$(0.17)	$(0.07)	$0.18	$(0.09)
Diluted net income (loss) per share	$(0.17)	$(0.19)	$0.18	$(0.09)